UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 14, 2013
Date of Report (Date of earliest event reported)

1st Financial Services Corporation
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-53264	26-0207901
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

101 Jack Street, Hendersonville, North Carolina	28792
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 1.01 – Entry into a Material Definitive Agreement	3

Item 9.01. Financial Statements and Exhibits	6

Signature	7

Item 1.01 – Entry into a Material Definitive Agreement

As previously announced, on August 28, 2013, 1st Financial Services Corporation (“1st Financial”), its wholly-owned subsidiary, Mountain 1st Bank & Trust Company (“Mountain 1st”), and First-Citizens Bank & Trust Company (“First-Citizens”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that 1st Financial and Mountain 1st will, on the terms and subject to the conditions set forth in the Merger Agreement, merge with and into First-Citizens, so that First-Citizens will be the surviving banking corporation in the merger (the “Merger”). The Merger Agreement also provides that, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $5.00 per share, of 1st Financial issued and outstanding immediately before the Effective Time (the “1st Financial Common Stock”), and (ii) each share of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of 1st Financial issued and outstanding immediately before the Effective Time (the “1st Financial Preferred Stock”) will be converted into the right to receive a cash payment.

At the request of the United States Department of the Treasury (“Treasury”, the holder of all of the issued and outstanding shares of 1st Financial Preferred Stock), and as a means of effectuating the Merger, 1st Financial and First-Citizens have entered into a Securities Purchase Agreement dated as of October 15, 2013, with Treasury (the “TARP Securities Purchase Agreement”), which provides for the sale by Treasury to First-Citizens, and the purchase by First-Citizens from Treasury, of all outstanding shares of 1st Financial Preferred Stock and Treasury’s warrant immediately prior to the closing of the Merger.

The TARP Securities Purchase Agreement does not increase or decrease the amount of the cash payments to be paid by First-Citizens in exchange for the 1st Financial Common Stock and the 1st Financial Preferred Stock.

The TARP Securities Purchase Agreement contains customary provisions for a securities purchase agreement, and detailed representations, warranties and covenants of First-Citizens, 1st Financial and Treasury, including certain restrictions on the acceleration, vesting, enhancement or increase in the payments or benefits that would otherwise become due as a result of the consummation of the Merger to any of 1st Financial’s current or former executive officers. In order to comply with the foregoing restrictions, the Boards of Directors of 1st Financial and Mountain 1st have amended the employment agreements and the salary continuation agreements of two of 1st Financial’s executive officers, Mr. Vincent K. Rees and Ms. Peggy H. Denny, and Mr. Rees and Ms. Denny have each executed an agreement acknowledging these amendments (the “Amendment and Acknowledgement Agreements”).

On October 15, 2013, 1st Financial, Mountain 1st, and First-Citizens amended and restated the Merger Agreement in order to modify certain of the terms and conditions in the Merger Agreement to reflect the existence and effect of the TARP Securities Purchase Agreement (the “Agreement and Plan of Merger, as Amended and Restated”).

1st Financial, Mountain 1st and First-Citizens anticipate that the Merger will close no later than the first quarter of 2014, subject to customary closing conditions, including regulatory approvals and approval of 1st Financial’s shareholders.

The foregoing description of the Agreement and Plan of Merger, as Amended and Restated, the TARP Securities Purchase Agreement, and the Amendment and Acknowledgement Agreements is a summary and does not purport to be a complete description of all of the terms of these agreements, and is qualified in its entirety by reference to the Agreement and Plan of Merger, as Amended and Restated, the TARP Securities Purchase Agreement, and the Amendment and Acknowledgement Agreements, copies of which are attached hereto as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, and incorporated by reference herein.

The Agreement and Plan of Merger, as Amended and Restated, includes representations and warranties each party has made to the other. The assertions embodied in the representations and warranties are qualified by information in confidential disclosure schedules the parties delivered to each other when they executed the Merger Agreement. Certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders and investors, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise, and investors should not rely on the representations and warranties for any other purpose.

Additional Information

In connection with the Merger, 1st Financial will file a proxy statement to be sent to each of its shareholders, and 1st Financial may file other relevant documents concerning the Merger with the Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about 1st Financial, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, by accessing 1st Financial’s website (http://www.mountain1st.com).

Participants in Solicitation

1st Financial and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of 1st Financial in connection with the Merger. Information about the directors and executive officers of 1st Financial is set forth in the proxy statement for 1st Financial’s 2013 annual meeting of shareholders, as filed with the SEC on April 30, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement regarding the merger when it becomes available. You may obtain free copies of these documents as described above.

Forward-looking Statements

This Current Report on Form 8-K contains certain forward-looking statements about 1st Financial’s financial condition and results of operations, which are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Those statements may be identified by the use of terms such as “may”, “will”, “should”, “could,” “plans”, “intends”, “anticipates”, “expects”, “believes”, “estimates”, “predicts”, “forecasts”, “potential” or “continue,” or similar terms or the negative of these terms, or other statements concerning opinions or judgments of our management about future events. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. 1st Financial undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) failure to obtain regulatory approvals and meet other closing conditions to the Merger, including approval of 1st Financial’s shareholders, on the expected terms and schedule; (2) absent consummation of the Merger, there is substantial doubt about the ability of 1st Financial to continue as a going concern; (3) 1st Financial and Mountain 1st may be subject to additional, heightened enforcement actions, and ultimately Mountain 1st may be placed under conservatorship or receivership if we do not consummate the Merger, raise additional capital or otherwise comply with the Consent Order (the Consent Order) with the Federal Deposit Insurance Corporation (FDIC) and the North Carolina Commissioner of Banks (the Commissioner), and the Written Agreement (the Written Agreement) with the Federal Reserve Bank of Richmond (Federal Reserve Bank), or if our condition deteriorates; (4) if we do not consummate the Merger, we need to raise additional capital in the future in order to satisfy regulatory requirements, but that capital may not be available; (5) the impact of the extensive reforms enacted in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act), the precise nature, extent, and timing of many of these reforms and the impact on us is still uncertain; (6) competitive pressure among depository institutions increases significantly; (7) further credit quality deterioration, which could cause an increase in the provisions for loan losses; (8) general economic conditions, particularly those affecting real estate values, either nationally or in the market area in which we do or anticipate doing business, are worse than expected; (9) regulatory limitations or prohibitions with respect to the operations or activities of 1st Financial and/or Mountain 1st; (10) revenues are lower than expected; (11) the availability of and/or an unexpectedly high cost of additional capital; (12) the effects of the FDIC deposit insurance premiums and assessments; (13) the effects of and changes in monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; (14) volatility in the credit or equity markets and its effect on the general economy; (15) demand for the products or services of 1st Financial, as well as its ability to attract and retain qualified people; (16) the effect of other requirements in the Consent Order and the Written Agreement to which we are subject and any further regulatory actions; (17) the costs and effects of legal, accounting, and regulatory developments and compliance, including the Consent Order and the Written Agreement; and (18) premiums for directors’ and officers’ (D&O) insurance may increase: we may be unable to renew our D&O insurance policy on acceptable terms. See also those risk factors identified in the section headed “Risk Factors”, beginning on page 18 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on March 5, 2013. 1st Financial undertakes no obligation to update any forward-looking statement, whether written or oral, which may be made from time to time by or on behalf of 1st Financial.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, as Amended and Restated, dated as of October 15, 2013, by and among 1st Financial Services Corporation, its wholly-owned subsidiary, Mountain 1st Bank & Trust Company, and First-Citizens Bank & Trust Company.*

10.1	Securities Purchase Agreement, dated as of October 15, 2013, by and among 1st Financial Services Corporation, First-Citizens Bank & Trust Company and the United States Department of the Treasury.

10.2
Amendment and Acknowledgement Agreement, dated as of October 14, 2013, by and among 1st Financial Services Corporation, its wholly-owned subsidiary, Mountain 1st Bank & Trust Company, and Vincent K. Rees.

10.3
Amendment and Acknowledgement Agreement, dated as of October 14, 2013, by and among 1st Financial Services Corporation, its wholly-owned subsidiary, Mountain 1st Bank & Trust Company, and Peggy H. Denny.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. 1st Financial agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION

Dated: October 15, 2013	By:	/s/ Michael G. Mayer
Michael G. Mayer,
Chief Executive Officer